UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 7, 2008

NIGHTHAWK RADIOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51786	87-0722777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Northwest Boulevard, Suite 202

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 676-8321

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Compensatory Arrangements of Certain Officers

On April 7, 2008, the Compensation Committee of our Board of Directors approved the Annual Performance-Based Incentive Program for our named executive officers (the “Annual Performance-Based Incentive Program”). The amounts that are eligible to be paid pursuant to the Annual Performance-Based Incentive Program are tied to our achievement of certain financial objectives described more fully below. For each of our named executive officers, the maximum bonus potential for 2008 is equal to 100% of such executive’s base salary.

•

The amounts payable under the Annual Performance-Based Incentive Program are dependent upon our achievement of target levels of revenue and adjusted earnings per share, with the revenue component being given 1/3 weight and the adjusted earnings per share component being given 2/3 weight in determining overall bonus levels.

•	If the Company achieves less than 90% of the target for adjusted earnings per share, then no amounts will be paid under the Annual Performance-Based Incentive Program for 2008.

Annual Revenue Target Component

•

For every 1% the Company exceeds a threshold of 90% of the annual revenue target (up to 110% of the annual revenue target), each officer’s incentive compensation will be increased by 1.667%. Thus, for example, if the Company reaches 100% of the annual revenue target, each officer will be eligible to receive 16.67% of the officer’s maximum incentive compensation potential for such fiscal pay period. Likewise, for example, if the Company reaches 110% of the annual revenue target, each officer will be eligible to receive 33.34% of the officer’s maximum incentive compensation potential for such fiscal pay period.

Annual Adjusted EPS Target Component

•

For every 1% the Company exceeds a threshold of 90% of the annual adjusted EPS target (up to 110% of the annual adjusted EPS target), each officer’s incentive compensation will be increased by 3.33%. Thus, for example, if the Company reaches 100% of the annual adjusted EPS target, each officer will be eligible to receive 33.33% of the officer’s maximum incentive compensation potential for such fiscal pay period. Likewise, for example, if the Company reaches 110% of the annual adjusted EPS target, each officer will be eligible to receive 66.66% of the officer’s maximum incentive compensation potential for such fiscal pay period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2008

NIGHTHAWK RADIOLOGY HOLDINGS, INC.

By:	/s/ Paul E. Cartee
Paul E. Cartee
Vice President and General Counsel